Earnings / (Loss) per share	12 Months Ended
Dec. 31, 2017
Earnings / Loss per Share [Abstract]
Earnings / (Loss) per Share:
13.      Earnings / (Loss) per share:
All shares issued (including the restricted shares issued under the Company's equity incentive plan) are the Company's common stock and have equal rights to vote and participate in dividends. The restricted shares issued under the Company's equity incentive plans are subject to forfeiture provisions set forth in the applicable award agreement. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restriction has lapsed. For the purpose of calculating diluted earnings/ (loss) per share, the weighted average number of diluted shares outstanding includes the incremental shares assumed issued, determined in accordance with the treasury stock method. For the years ended December 31, 2015, 2016 and 2017, during which the Company incurred losses, the effect of 135,230, 385,000 and 280,000 non-vested shares, respectively, as well as the effect of 104,250 non vested share options  as of December 31, 2015, 2016 and 2017, would be anti-dilutive, and “Basic loss per share” equals “Diluted loss per share.”
The Company calculates basic and diluted loss per share as follows:
	Year ended December 31,
	2015	2016	2017
Income / (Loss) :
Net income / (loss)	$(458,177)	$(154,228)	$(9,771)

Basic earnings / (loss) per share:
Weighted average common shares outstanding, basic	39,124,673	47,574,454	63,034,394
Basic earnings / (loss) per share	$(11.71)	$(3.24)	$(0.16)

Effect of dilutive securities:
Dillutive effect of non vested shares	-	-	-
Weighted average common shares outstanding, diluted	39,124,673	47,574,454	63,034,394

Diluted earnings / (loss) per share	$(11.71)	$(3.24)	$(0.16)